Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

I, Hiral A. Patel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Quantum Corporation, on Form 10-Q for the quarterly period ended September 30, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Quantum Corporation.

Date:	November 9, 2026

/s/ Hiral A. Patel
Hiral A. Patel
Principal Financial Officer and Chief Accounting Officer